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                                                                   EXHIBIT 10.25

                    REGISTRATION RIGHTS AGREEMENT IN FAVOR OF

                      THE HOLDERS OF REGISTABLE SECURITIES

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                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made and entered into as of January 13, 2003 by and among MAI Systems Corporation, a Delaware corporation, and the holders of Registrable Securities (the "Holders") signatory to this Agreement.

         This Agreement is made pursuant to the Warrant Agreement and MAI Amendment No. Three (the "Canyon Agreements") dated as of January 13, 2003 by and among MAI Systems Corporation, the ("Company"), and the Holders pursuant to which the Holders are acquiring certain shares of Common Stock of the Company and may purchase other securities of the Company at a later date pursuant to a Warrant Agreement of even date. In order to induce the Holders to purchase the Registrable Securities, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Holders. The execution and delivery of this Agreement is called for in the MAI Amendment No. Three.

         The parties hereby agree as follows:

         1.       CERTAIN DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) AFFILIATE of a specified Person means any other Person that directly, or indirectly through one or more intermediates, controls, is controlled by or is under common control with the Person specified, or who holds or beneficially owns 50% or more of the equity interest in the Person specified or 50% or more of the voting securities of the Person specified. A managed account of a Person is also an Affiliate of such Person.

                  (b)      COMMISSION means the Securities and Exchange
Commission.

                  (c) COMPANY means MAI Systems Corporation or any successor to it or to its business.

                  (d) COMMON STOCK means (except where the context otherwise indicates) the Common Stock of the Company, par value $0.01 per share, as constituted on its original date of issue by the Company, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of any Common Stock upon any reclassification thereof which is also not preferred as to dividends or liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor corporation, acquiring corporation or Constituent Corporation (as defined in the Warrant Agreement).

                  (e) CONTINUOUSLY EFFECTIVE means, with respect to a specified registration statement, that it shall not cease to be effective and available for transfers of Registrable Securities thereunder for longer than any forty-five (45) consecutive Business Days, during

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which time the Company shall not be permitted to call the Warrants, prior to the
Expiration Date.

                  (f) DEMAND REGISTRATION shall have the meaning set forth in Section 2(c).

                  (g)      DEMANDING HOLDERS shall have the meaning set forth in
Section 2(c).

                  (h) EXCHANGE ACT means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  (i) EXPIRATION DATE means the later of February 1, 2010, approximately the seventh anniversary of the date of this Agreement, and the date the Company's 11% Subordinated Notes, as amended, have been repaid in full.

                  (j) HOLDERS shall have the meaning set forth in the first paragraph hereof.

                  (k) PERSON means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

                  (l) PIGGYBACK REGISTRATION shall have the meaning set forth in Section 2(b)(i).

                  (m) REGISTRABLE SECURITIES means any shares of Common Stock of the Company acquired pursuant to the Canyon Agreements or any Warrant Shares (as defined below) which may be acquired and owned by a Holder, or any securities received by a Holder in exchange for such securities, and any other Shares of the Company held by the Holders on the date hereof or Shares received in exchange therefor. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (x) such securities shall have been disposed of pursuant to an effective registration statement, (y) such securities shall have been transferred to any Person other than the Holders pursuant to Rule 144 (or any successor provision) or shall be transferable pursuant to paragraph (k) thereof (or any successor provision) under the Securities Act, or (z) they shall have ceased to be held by the Holders or any Affiliate of the Holders or any Transferee of the Holders or their Affiliates.

                  (n) REGISTRATION EXPENSES means all expenses incident to the performance of or compliance with the registration rights granted herein, including, without limitation, all registration, filing, listing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and expenses of the Company's counsel, the fees and expenses of one counsel for the Selling Holders chosen by a majority vote of them, the fees and expenses of the Company's independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance.

                  (o) SECURITIES ACT means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect at the time.

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                  (p)      SELLING HOLDERS means those Holders who have
requested registration pursuant to Section 2(b) hereof and who are selling securities thereunder.

                  (q) SHARES means the Company's common stock, as constituted on the date hereof, or any stock or other securities, for which such common stock shall have been exchanged, or any stock or other securities resulting from any reclassification of such Shares.

                  (r) TRANSFEREE shall mean the first holder of Registrable Securities by a transfer from a Holder or an Affiliate of a Holder provided, however, that a Person acquiring such Registrable Securities pursuant to a transfer under an effective registration statement or pursuant to a sale under Rule 144 shall not be a Transferee.

                  (s)      VIOLATION shall have the meaning set forth in Section
6(a).

                  (t) CANYON AGREEMENTS means the Canyon Agreements, dated as of January _____, 2003 between the Company and the Warrant Holders listed therein.

                  (u) WARRANTS shall mean any warrants issued pursuant to the Canyon Agreements.

                  (v) WARRANT SHARES shall mean the Shares of Company Common Stock and other securities issuable upon exercise of the Warrants.

         2.       REGISTRATION RIGHTS.

                  (a) PIGGYBACK REGISTRATION RIGHTS. At any time after the execution of this Agreement, if the Company proposes to register any Common Stock for sale solely for cash, either for its own account or for the account of a stockholder or stockholders (a "Company Registration"), then the Company shall give the Holder written notice of its intention to do so and of the intended method of sale (the "Registration Notice") not fewer than 15 days prior to the anticipated filing date of the registration statement effecting such Company Registration. The Holder may request inclusion of any Registrable Shares in such Company Registration by delivering to the Company, within 10 days after receipt of the Registration Notice, a written notice (the "Piggyback Notice") stating the number of Registrable Shares proposed to be included and that such shares are to be included in the Company Registration only on the same terms and conditions as the shares of Common Stock otherwise being sold under such Registration. The Company shall use its reasonable efforts to cause all Registrable Shares specified in the Piggyback Notice to be included in the Company Registration and any related offering, all to the extent requisite to permit the sale by the Holder of such Registrable Shares in accordance with the method of sale applicable to the other shares of Common Stock included in the Company Registration.

                  (b) LIMITATIONS ON PIGGYBACK REGISTRATIONS. The Company's obligation to include Registrable Shares in the Company Registration pursuant to
Section 2(a) shall be subject to the following limitations: The Company shall not be obligated to include any Registrable Shares in a registration statement
(i) filed on Form S-4 or Form S-8 or such other similar successor forms then in effect under the Securities Act, (ii) pursuant to which the Company is

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offering to exchange its own securities, or (iii) relating to dividend reinvestment plans. There is no limit on the number of Piggyback Registrations which may be requested hereunder.

                  (c)      DEMAND REGISTRATION.

                           (i) If the Holders of at least 30% of the Registrable Securities make a written request to the Company (the "Demanding Holders"), the Company shall cause there to be filed with the Commission a registration statement meeting the requirements of the Securities Act (a "Demand Registration"), and each Demanding Holder shall be entitled to have included therein all or such number of such Demanding Holder's Registrable Securities, as the Demanding Holder shall request in writing. Any request made pursuant to this Section2(c) shall be addressed to the attention of the Secretary of the Company, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration pursuant to this Section 2(c).

                           (ii) Whenever the Company shall have received a demand pursuant to Section 2(c) to effect the registration of any Registrable Securities, the Company shall promptly give written notice of such proposed registration to all Holders. Any Holder may, within twenty (20) days after receipt of such notice, request in writing that all of such Holder's Registrable Securities, or any portion thereof designated by such Holder, be included in the registration.

                           (iii) Following receipt of a request for a Demand Registration, the Company shall:

                                    (1)      File the registration statement
                           with the Commission as promptly as practicable, and shall use the Company's best efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.

                                    (2)      Use the Company's best efforts to
                           keep the Demand Registration Statement Continuously Effective for up to two hundred seventy (270) days or until such earlier date as of which all the Registrable Securities under the Demand Registration Statement shall have been disposed of in the manner described in the Registration Statement, or such earlier time as the Company would not have any obligation to include the Registrable Securities that have not been disposed of in the manner described in the Registration Statement. Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Section 2(c) is suspended the foregoing period shall be extended by the aggregate number of days of such suspension or postponement.

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                           (iv)     The Company shall be obligated to effect no
         more than a total of one Demand Registration, and only if the Company is then eligible to use Form S-3 or its equivalent, and if the reasonably anticipated aggregate gross proceeds to the Holders shall exceed $1,000,000. For purposes of the preceding sentence, the registration shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and such interference is not thereafter eliminated. The Company shall not be obligated to enter into an underwriting agreement in connection with a Demand Registration hereunder. If the Company shall have complied with its obligations under this Agreement, a right to a Demand Registration pursuant to this Section 2(c) shall be deemed to have been satisfied upon the earlier of (i) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the Registration Statement, and (ii) the date as of which such Demand Registration shall have been Continuously Effective for a period of two hundred seventy (270) days. Any Demand Registration Statement which, after filing with the Commission is withdrawn by the Holders, shall be deemed to have been effective in determining the number of Demand Registrations the Company is obligated to effect hereunder.

                  (d) REGISTRATION STATEMENT FORM. The Company may, if permitted by law, effect any registration requested under Section 2 by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement).

                  (e) EXPENSES. The Company shall pay all Registration Expenses incurred in connection with the registration of Registrable Securities pursuant to Section 2.

                  (f) EFFECTIVE REGISTRATION STATEMENT. The registration requested pursuant to Section 2 shall not be deemed to have been effected unless it has become effective with the Commission, provided, however, that a registration which does not become effective after the Company has filed a registration statement with respect thereto with the Commission solely by reason of the Demanding Holders failing to proceed with the registration shall be deemed to have been effected by the Company in satisfaction of the Company's obligation to register Registrable Securities pursuant to a Demand Registration, unless the Demanding Holders reimburse the Company for all of its costs and expenses incurred in connection with such registration statement. Notwithstanding the foregoing, a registration statement will not be deemed to have been effected if (i) after it has become effective with the Commission, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason other than a misrepresentation or omission by the Holders or (ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission or failure to agree to close by a Selling Holder.

                  (g) CONFLICTING INSTRUCTIONS FROM HOLDERS. (i) The Company may rely and shall be protected in relying upon any resolution, certificate, opinion, request, communication, demand, receipt or other paper or document in good faith believed by it to be genuine and to

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have been signed or presented by the proper party or parties. The Company may act in reliance upon the advice of its counsel in reference to any matter in connection with this Agreement and shall not incur any liability for any action taken in good faith in accordance with such advice.

                           (ii)     In the event the Company receives
         conflicting instructions regarding any action to be taken or withheld hereunder, the Company may suspend further action relating to such action until such time as the conflicting instructions are resolved by the parties giving the same or until the Company is instructed to take or withhold the requested action by a final order from which no appeal may be taken issued by a court of competent jurisdiction.

         3.       REGISTRATION PROCEDURES.

                  (a) Whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2, the Company, as expeditiously as possible and subject to the terms and conditions herein, will:

                           (i) prepare and file with the Commission the requisite registration statement to effect such registration and use its best efforts to cause such registration to become effective;

                           (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement Continuously Effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such registration statement or, if earlier, until the Expiration Date;

                           (iii) furnish to the Selling Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Selling Holders may reasonably request;

                           (iv) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request, to keep such registration statement qualification in effect for so long as such registration remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Selling Holders to consummate the disposition in such jurisdictions of the securities owned by the Selling Holders, except that the Company shall not for any such purpose be required to (a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of

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         this subdivision (iv) be obligated to be so qualified, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction;

                           (v) immediately notify the Selling Holders at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Selling Holders promptly prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                           (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which the Selling Holders shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, having been furnished with a copy thereof (other than with respect to a pricing amendment) at least two business days prior to the filing thereof;

                           (vii) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

                           (viii) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed.

                  (b) As a condition of these Registration Rights, the Company may require the Demanding Holders, at their own expense, to furnish the Company with such information and undertakings regarding such Holders and the distribution of such securities as the Company may from time to time reasonably request in writing, and the Holders, by their execution hereof, agree to provide such information and make such undertakings as are requested.

                  (c) The Selling Holders agree (A) that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vi) of Section 3(a), the Selling Holders will forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Selling Holders'

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receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vi) of Section 3(a) and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in the Selling Holders' possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice and (B) that they will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by the Selling Holders to the Company for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

                  (d) Notwithstanding anything in this agreement to the contrary, the Company will not be required to file such a registration statement if it receives an opinion of counsel in form and substance reasonably satisfactory to the Selling Holders, or counsel to the Selling Holders, to the effect that the sale of the Registrable Securities in the manner contemplated by the Selling Holders may be effected without registration regardless of the identity or status of the buyer(s) of such Registrable Securities.

         4.       PREPARATION, REASONABLE INVESTIGATION.

                  In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give the Selling Holders, the underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Selling Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         5. INDEMNIFICATION; CONTRIBUTION. If any Registrable Securities are included in a registration statement under this Agreement:

                  (a) To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, and employee of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including reasonable attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

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                           (i)      Any untrue statement or alleged untrue
         statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

                           (ii) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                           (iii) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law; provided, however, that the indemnification required by this
         Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this Section 6 shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if such underwriter was under an obligation to deliver such final prospectus and failed to do so. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Selling Holders.

                  (b) To the extent permitted by applicable law, each Selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Holder, any controlling Person of any such other Selling Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including reasonable attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; provided, however, that
(x) the indemnification required by this Section 6(b) shall

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not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 6(b) exceed the gross proceeds from the applicable offering received by such Selling Holder.

                  (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 6, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel at its own expense except as provided below. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 6. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within sixty (60) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder, but in such event such amounts shall be refunded). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified

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party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

                  (d) If the indemnification required by this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 6:

                           (i)      The indemnifying party, in lieu of
         indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
         Section 6(a) and Section 6(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                           (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d)(ii) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 6(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (e) If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 6 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 6(d).

                  (f) The obligations of the Company and the Selling Holders of Registrable Securities under this Section 6 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

         6. COVENANTS OF THE COMPANY. The Company hereby agrees and covenants as follows:

                  The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule

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

144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to transfer Registrable Securities to a Transferee without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.

         7.       MISCELLANEOUS.

                  7.1 SPECIFIC PERFORMANCE. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, may be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

                  7.2 NOTICES. All notices, requests, claims, demands, waivers and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows:

                           (i) The Holders at the addresses indicated on the signature page hereof with a copy to Canyon Capital Management:

                                    c/o Canyon Partners Incorporated
                                    9665 Wilshire Boulevard
                                    Suite 200
                                    Beverly Hills, CA 90212

                           (ii)     Company:

                                    MAI Systems Corporation
                                    9600 Jeronimo Road
                                    Irvine, California 92718
                                    Attention: General Counsel
                                    Telecopy No. (949) 598-6606

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  7.3 LAW GOVERNING. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

                  7.4 ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

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

                  7.5 HEADINGS. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, and do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

                  7.6 ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Holders. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by an amendment or waiver authorized by this Section 8.6, whether or not any such Registrable Securities shall have been marked to indicate such consent.

                  7.7 ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto provided, however, that the Registration Rights hereunder shall only be available to the Holders, their Affiliates and to their Transferees.

                  7.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7.9 VALIDITY, DUE AUTHORIZATION. By its execution hereof, the Company represents and warrants that it has the corporate power to execute, deliver and perform the terms and provisions of this Agreement and that it has taken all appropriate and necessary corporate action to authorize the transactions contemplated hereby and the execution, delivery and performance of this Agreement.

                                                    MAI Systems Corporation

                                                    By: ________________________

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

INVESTORS:

Canyon Value Realization Fund, L.P.,         Address:
a California limited partnership             Canyon Value Realization Fund, L.P.
                                             c/o Canyon Partners Incorporated
By:      Canpartners Investments III, L.P.,  9665 Wilshire Boulevard
         a California limited partnership,   Suite 200
         its general partner                 Beverly Hills, CA 90212

By:      Canyon Capital Advisors LLC,        310/247-2700 (O)
         a Delaware limited liability        310/247-2701 (F)
         company,
         its general partner

By:      Canpartners Incorporated,
         a California corporation,
         its general partner

By:      ______________________
         Name:
         Title:

The Canyon Value Realization Fund            Address:
(Cayman), Ltd.                               The Canyon Value Realization Fund
                                             (Cayman), Ltd.
By:      MeesPierson (Cayman) Limited,       c/o MeesPierson (Cayman) Limited
         its Administrator                   P.O. Box 2003
                                             British American Center, Phase 3
                                             Dr. Roy's Drive
By:      ______________________              Grand Cayman, B.W.I.
         Name:
         Title:                              809/949-7942 (O)
                                             809/949-8340 (F)

GRS Partners II                              Address:

By:      Grosvenor Capital Management L.P.,  GRS Partners II
         its Administrator                   c/o Grosvenor Capital Management,
                                             L.P.
                                             333 West Wacker Drive
By:      Grosvenor Capital Management, Inc., Suite 1600
         its general partner                 Chicago, Illinois  60606

By:      ________________________            312/263-7777 (O)
         Name:                               312/782-4759 (F)
         Title:


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

CPI Securities L.P.,                         Address:
a California limited partnership             CPI Securities L.P.
                                             c/o Canyon Partners Incorporated
By:      Canpartners Incorporated,           9665 Wilshire Boulevard
         a California corporation,           Suite 200
         its general partner                 Beverly Hills, CA 90212

                                             310/247-2700 (O)
By:      ________________________            310/247-2701 (F)
         Name:
         Title:

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